Exhibit 8.1
SIGNIFICANT SUBSIDIARIES

The table below lists the Company's significant subsidiaries as of December 31, 2015:

Name of company	Country of Incorporation	Principal activities	Percent owned

Drilling unit owning companies

Asia Offshore Rig 1 Ltd	Bermuda	Owner of AOD 1	66.23%
Asia Offshore Rig 2 Ltd	Bermuda	Owner of AOD 2	66.23%
Asia Offshore Rig 3 Ltd	Bermuda	Owner of AOD 3	66.23%
Sevan Brasil Ltd	Bermuda	Owner of Sevan Brasil	50.11%
Sevan Drilling Rig VI Pte Ltd	Singapore	Owner of Sevan Developer no. 4	50.11%
Sevan Driller Ltd	Bermuda	Owner of Sevan Driller	50.11%
Sevan Louisiana Hungary KFT	Hungary	Owner of Sevan Louisiana	50.11%
North Atlantic Alpha Ltd	Bermuda	Owner of West Alpha	70.36%
Seadrill Aquila Ltd	Bermuda	Owner of West Aquila	100.00%
Seadrill Ariel Ltd.	Liberia	Owner of West Ariel	100.00%
Seadrill Callisto Ltd	Bermuda	Owner of West Calisto	100.00%
Seadrill Carina Ltd	Bermuda	Owner of West Carina	100.00%
Seadrill Castor Ltd	Bermuda	Owner of West Castor	100.00%
Seadrill Cressida Ltd	Bermuda	Owner of West Cressida	100.00%
Seadrill Dione Ltd	Bermuda	Owner of West Dione	100.00%
Seadrill Dorado Ltd	Bermuda	Owner of West Dorado	100.00%
Seadrill Draco Ltd	Bermuda	Owner of West Draco	100.00%
Seadrill Eclipse Ltd	Bermuda	Owner of West Eclipse	100.00%
North Atlantic Elara Ltd	Bermuda	Owner of West Elara	70.36%
Seadrill Eminence Ltd	Bermuda	Owner of West Eminence	100.00%
North Atlantic Epsilon Ltd	Bermuda	Owner of West Epsilon	70.36%
Seadrill Freedom Ltd	Bermuda	Owner of West Freedom	100.00%
Seadrill Gemini Ltd	Bermuda	Owner of West Gemini	100.00%
Seadrill Hyperion Ltd	Bermuda	Owner of West Hyperion	100.00%
Seadrill Jupiter Ltd.	Bermuda	Owner of West Jupiter	100.00%
Seadrill Indonesia Ltd	Bermuda	Owner of West Leda	100.00%
Seadrill Libra Ltd	Bermuda	Owner of West Libra	100.00%
Seadrill Mimas Ltd	Bermuda	Owner of West Mimas	100.00%
Seadrill Mira Ltd	Bermuda	Owner of West Mira	100.00%
Scorpion Rigs Ltd	Bermuda	Owner of West Mischief	100.00%
North Atlantic Navigator Ltd	Bermuda	Owner of West Navigator	70.36%
Seadrill Neptune Hungary KFT	Bermuda	Owner of West Neptune	100.00%
Seadrill Orion Ltd	Bermuda	Owner of West Orion	100.00%
Seadrill Pegasus Pte Ltd	Singapore	Owner of West Pegasus	100.00%
North Atlantic Pheonix Ltd	Bermuda	Owner of West Phoenix	70.36%
Seadrill Prospero Ltd	Bermuda	Owner of West Prospero	100.00%
Seadrill Proteus Ltd	Bermuda	Owner of West Proteus	100.00%
Scorpion Resolute Ltd	Bermuda	Owner of West Resolute	100.00%
Seadrill Rhea Ltd	Bermuda	Owner of West Rhea	100.00%
North Atlantic Rigel Ltd	Bermuda	Owner of West Rigel	70.36%
Seadrill Saturn Ltd	Bermuda	Owner of West Saturn	100.00%
Seadrill Telesto Ltd	Bermuda	Owner of West Telesto	100.00%
Seadrill Tellus Ltd	Bermuda	Owner of West Tellus	100.00%
Seadrill Tethys Ltd	Bermuda	Owner of West Tethys	100.00%
Seadrill Titan Ltd	Bermuda	Owner of West Titan	100.00%

Seadrill Triton Ltd	Bermuda	Owner of West Triton	100.00%
Seadrill Tucana Ltd	Bermuda	Owner of West Tucana	100.00%
Seadrill Umbriel Ltd	Bermuda	Owner of West Umbriel	100.00%
North Atlantic Venture Ltd	Bermuda	Owner of West Venture	70.36%
Scorpion Vigilant Ltd	Bermuda	Owner of West Vigilant	100.00%

Drilling units under sale leaseback

SFL Deepwater Ltd*	Bermuda	Owner of West Taurus	—%
SFL Hercules Ltd*	Bermuda	Owner of West Hercules	—%
SFL Linus Ltd*	Bermuda	Owner of West Linus	—%

Contracting and management companies

North Atlantic Crew AS	Norway	Crewing Company	70.36%
North Atlantic Crewing Ltd (Bermuda)	Bermuda	Crewing Company	70.36%
North Atlantic Drilling UK Ltd	United Kingdom	Drilling services contractor	70.36%
North Atlantic Management AS	Norway	Management company	70.36%
North Atlantic Norway Ltd	Bermuda	Drilling services contractor	70.36%
North Atlantic Support Services Ltd	United Kingdom	Management company	70.36%
Sea Dragon de Mexico S. de R.L. de C.V.	Mexico	Management company	100.00%
Seadrill Americas Inc.	USA	Drilling services contractor and technical services company	100.00%
Seadrill Deepwater Contracting Ltd	Bermuda	Contracting company	100.00%
Seadrill Deepwater Crewing Ltd	Bermuda	Crewing company	100.00%
Seadrill Deepwater Units Pte Ltd.	Singapore	Management company	100.00%
Seadrill Insurance Ltd.	Bermuda	Insurance company	100.00%
Seadrill Management (S) Pte Ltd	Singapore	Management company	100.00%
Seadrill Management AME Ltd.	Bermuda	Management company	100.00%
Seadrill Management AS	Norway	Management company	100.00%
Seadrill Management Limited	United Kingdom	Management company	100.00%
Seadrill Management Services Ltd	British Virgin Islands	Management company	100.00%
Seadrill Offshore AS	Norway	Drilling services contractor	100.00%
Seadrill Offshore Singapore Pte Ltd	Singapore	Management company	100.00%
Seadrill Servicos de Petroleo Ltda.	Brazil	Drilling services contractor	100.00%

Holding Companies

North Atlantic Drilling Ltd	Bermuda	Holding Company	70.36%
Seadrill Common Holdings Ltd	Bermuda	Holding Company	100.00%
Seadrill Deepwater Holdings Ltd	Bermuda	Holding Company	100.00%
Seadrill Jack Up Holding Ltd	Bermuda	Holding Company	100.00%
Seadrill Member LLC	Marshall Islands	Holding Company	100.00%
Seadrill UK Ltd	United Kingdom	Holding Company	100.00%
SeaMex Ltd	Bermuda	Holding Company	100.00%
Sevan Drilling ASA	Norway	Holding Company	50.11%
Sevan Drilling Ltd	Bermuda	Holding Company	50.11%

* Fully consolidated Variable interest entities